UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 25, 2016
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 25, 2016, Danaher Corporation (“Danaher” or the “Company”) issued a press release announcing financial results for the three and six month periods ended July 1, 2016. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. In addition, to assist investors in assessing Danaher’s historical performance on a basis that excludes the results of operations of Fortive Corporation (which Danaher distributed to its shareholders on July 2, 2016 (the “Fortive Distribution”)) Danaher has furnished herewith as Exhibit 99.2 and incorporated by reference herein unaudited financial data of Danaher prepared in accordance with or on a basis consistent with Article 11 of Regulation S-X, and non-GAAP adjusted pro forma financial data of Danaher, in each case for the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015, the three month periods ended April 3, 2015, July 3, 2015, October 2, 2015, December 31, 2015, April 1, 2016 and July 1, 2016 and the six month period ended July 1, 2016.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished by Danaher and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01	REGULATION FD DISCLOSURE
In connection with and effective as of the close of the Fortive Distribution on July 2, 2016, the Company has revised its reporting segments as follows:

•	The former Life Sciences & Diagnostics segment has been divided into two segments, Life Sciences and Diagnostics.

•
The businesses of the former Environmental and Industrial Technologies segments that were retained by the Company following the Fortive Distribution (the water quality and product identification businesses) will be reported as a single, new segment named Environmental & Applied Solutions.

•	The Dental segment remains unchanged.
The Company’s third quarter 2016 Quarterly Report on Form 10-Q will be the first quarterly report to reflect the new segment structure. On July 25, 2016, the Company is making available on the Investor Relations section of its public website (www.danaher.com) unaudited GAAP financial data and non-GAAP historical financial data that excludes Fortive and has been recast to reflect its new segment reporting structure.
The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished by Danaher and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release — “Danaher Reports Second Quarter 2016 Results”
99.2	Unaudited pro forma and non-GAAP adjusted pro forma financial data of Danaher Corporation reflecting Fortive Corporation (disposed July 2, 2016) as a discontinued operation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	July 25, 2016	By:	/s/ Daniel L. Comas
Daniel L. Comas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release — “Danaher Reports Second Quarter 2016 Results”
99.2	Unaudited pro forma and non-GAAP adjusted pro forma financial data of Danaher Corporation reflecting Fortive Corporation (disposed July 2, 2016) as a discontinued operation